SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 20, 2004

                          CARDINAL COMMUNICATIONS, Inc.
               (Exact name of registrant as specified in Charter)


             Nevada                        1-15383              91-2117796
 (State or other jurisdiction of    (Commission File No.)     (IRS Employee
 incorporation or organization)                             Identification No.)


                       390 Interlocken Crescent, Suite 900
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)

                                  303-285-5379
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Explanatory Note: This Form 8-K/A is filed to amend Registrant's Form 8-K/A filed July 7, 2004. The July 7, 2004 Form 8-K/A relates to the Current Report on Form 8-K filed on May 5, 2004, which reported Registrant's acquisition of Connect Paging, Inc., a Texas Corporation, described herein.

         This Form 8-K/A and other reports filed by Cardinal Communications, Inc. (the "Registrant" or the "Company") from time to time with the Securities

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and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


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Item 2.01 Acquisition or Disposition of Assets

Effective April 20, 2004, the Registrant, Cardinal Communications, Inc., formerly known as USURF America, Inc., a Nevada corporation ("Cardinal") signed a definitive agreement to acquire all of the issued and outstanding common stock of Connect Paging, Inc. (formerly Extel Enterprises, Inc. ("Extel")), a Texas Corporation ("CPI"), doing business as Get A Phone. CPI was at that time, a privately-held Texas-based communications company operating as a competitive local exchange carrier in areas currently served by SBC and Verizon Southwest. At that time, CPI had more than 11,000 customers and annual revenues of approximately $9,600,000. The Texas Public Utilities Commission approved the transfer of the certificate of operating authority to reflect the change of ownership to Cardinal in April 2004 and expanded the operating authority area to include the entire state of Texas.

As consideration for this transaction, Cardinal paid a total of $2,000,000 in cash and issued a total of 14,250,000 shares of Cardinal $.0001 par-value common stock to the shareholders of CPI. Using the average of the high and low prices of the stock on the date of the agreement, as reported by the OTC Bulletin Board, the total value of the stock issued by Cardinal as consideration for this transaction is $1,567,500. The total of the consideration paid by Cardinal is approximately $3,567,500. The shares issued in connection with this transaction will be included in a Form SB-2 registration statement filed by Cardinal with the Commission. The transaction was originally reported on a Current Report on Form 8-K dated April 20, 2004.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Financial Statements required by this Item 9 were originally filed on July 7, 2004, however in December 2004 Cardinal was notified by the Commission that the auditor of Extel Enterprises, Inc. was not permitted to practice before the Commission. Cardinal then retained its independent auditor, AJ. Robbins PC to audit the books and records of Extel. The financial statements required by this
Item 9 are attached to this Current Report on Form 8-K/A. The financial statements filed herewith are:

      Connect Paging, Inc. d/b/a Get a Phone - Successor of Extel Enterprises,
      Inc.:



 Index to financial statements Extel Enterprises, Inc.

 -------------------------------------------------------------------------
                                                                     Page
 -------------------------------------------------------------------------
 Report of Independent Registered Public Accounting Firm             F-3
 -------------------------------------------------------------------------
 Balance Sheets - December 31, 2003 and 2002                         F-4
 -------------------------------------------------------------------------

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 -------------------------------------------------------------------------
 Statements of Operations For the Years
 Ended December 31, 2003 and 2002                                    F-5
 -------------------------------------------------------------------------
 Statements of Changes in Stockholders' Equity
 (Deficit) - For the Years ended December 31, 2003 and 2002          F-6
 -------------------------------------------------------------------------
 Statements of Cash Flows For the Years
 Ended December 31, 2003 and 2002                                    F-7
 -------------------------------------------------------------------------
 Notes to Financial Statements                                       F-8
 -------------------------------------------------------------------------



 (b) Proforma Financial Statements of Businesses Combination.

The proforma financial statements filed herewith are:

      Pro Forma Cardinal Communications, Inc. / Connect Paging Inc. d/b/a Get A
      Phone:

Unaudited Pro Forma Consolidating Balance Sheet as of December 31, 2003 Unaudited Pro Forma Consolidating Statement of Operations for the year ended December 31, 2003


(c) Exhibit Index


Exhibit No.                            Description
-----------       -------------------------------------------------------------

9.01 Extel Enterprises, Inc. Audited Financial Statements for the years ended 2003 and 2002

9.02 Cardinal Communications, Inc. Proforma Financial Statements of Business Combination: Pro Forma Cardinal Communications, Inc. / Connect Paging Inc. d/b/a Get A Phone


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Cardinal Communications, Inc.

                                              By: /s/ David A. Weisman
                                                  -----------------------
                                                  Chief Executive Officer

Date: July 26, 2005


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